Exhibit 32.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

    In connection with the accompanying Quarterly Report on Form 10-Q of RAM Venture Holdings Corp. for the quarter September 30, 2003, I, Norman H. Becker, President, Chief Executive Officer and Chief Financial Officer of RAM Venture Holdings Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of RAM Venture Holdings Corp.

                                    RAM VENTURE HOLDINGS CORP.

Date: November 12, 2003             By:__/s/Norman H. Becker_____________
                                       Norman H. Becker, President, Chief
                                       Executive Officer and Chief Financial
                                       Officer